CONSENT OF MOORE STEPHENS FROST, INDEPENDENT ACCOUNTANTS


         We consent to the incorporation of our report dated February 4, 2000 in DAC Technologies Group International, Inc.'s Form 10-KSB for the year ended December 31, 1999.


                                                  /s/ MOORE STEPHENS FROST
                                                  ------------------------
                                                      MOORE STEPHENS FROST





Little Rock, Arkansas
June 21, 2000